Bain Capital Specialty Finance, Inc. Fact Sheet*

June 30, 2018

Bain Capital Specialty Finance, Inc. (the "Company") is an externally managed business development company that commenced investment operations on October 13, 2016. The Company is managed by BCSF Advisors, LP, an SEC registered investment adviser.

Fund Performance

	YTD(1)
Total Return Based on Net Asset Value:	2.7%

Distributions	
Quarterly Distributions:	$13.5M
Year-to-Date Distributions:	$24.1M

Portfolio Composition

Total Assets:	$1,233.2M
Net Asset Value:	$754.6M
Total Liabilities:	$478.6M
Net Asset Value per Share:	$20.14
Total Number of Companies:	99
Percent Floating / Fixed(2):	96.1% / 3.9%
Weighted Average Yield (investments)(3):	8.5%
Percent Called (of total committed capital):	60%

Market Value by Security Type



58%
3%
16%
3%
19%
1%
<1%
First Lien Senior Secured Loan
First Lien Last Out Term Loan
Second Lien Senior Secured Loan
Corporate Bond
Investment Vehicles (4)
Equity Interest
Preferred Equity

Market Value by Industry



19%
15%
9%
6%
5%
5%
4%
4%
4%
3%
3%
3%
Investment Vehicle(4)
High Tech Industries
Healthcare & Pharmaceuticals
Hotel, Gaming & Leisure
Services: Business
Aerospace & Defense
Energy: Oil & Gas
Capital Equipment
Containers, Packaging & Glass
Consumer Goods: Non-Durable
Construction & Building
Retail
Telecommunications
Transportation: Cargo
Automotive
Wholesale
Environmental Industries
Consumer goods: durable
Media: Broadcasting & Subscription
Beverage, Food & Tobacco
Insurance
Utilities: Electric
Media: Diversified & Production
Real Estate
Chemicals, Plastics & Rubber
Services: Consumer
Media: Advertising, Printing & Publishing

Market Value by Geography



88%
5%
2%
2%
1%
1%
US
UK
Ireland
Sweden
Norway
Netherlands

*An investment in the Company involves a high degree of risk and may be considered speculative. Potential investors are advised to consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. Potential investors should read and carefully consider all information found in the Company's reports filed with the U.S. Securities and Exchange Commission ("SEC") before investing. This fact sheet is intended as informational only and is not intended as investment advice or for trading purposes. For additional information, contact your financial advisor. This fact sheet does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this fact sheet in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

All footnotes referenced above are contained on the following pages.

1

Endnotes Top 10 Companies (by Issuer) Company Industry Asset Type Coupon Maturity Date Fair Value (USD) Antares Bain Capital Complete Financing Solution LLC (“ABCS”) (5) (6) (7) (8) (19) Investment Vehicle Investment Vehicles - - 200,289,342 Blackbrush Oil & Gas, L.P. (8) (9) (10) Energy: Oil & Gas Senior Secured Loan - First Lien 10.50% 2/9/2024 30,731,999 Aimbridge Hospitality LP (8) (9) (10) Hotel, Gaming, & Leisure Senior Secured Loan - First Lien 7.09% 6/22/2022 25,648,038 Aimbridge Hospitality LP (8) (9) (11) (12) Hotel, Gaming, & Leisure Revolver - 6/22/2022 - Netsmart Technologies, Inc. (9) (10) High Tech Industries Senior Secured Loan - First Lien 6.57% 4/19/2023 16,154,509 Netsmart Technologies, Inc.(9) (10) High Tech Industries Senior Secured Loan - First Lien 6.11% 4/19/2023 5,677,627 Netsmart Technologies, Inc. (8) (9) (10) High Tech Industries Senior Secured Loan - Second Lien 9.86% 10/19/2023 2,762,745 Adler & Allan Group Limited (5) (8) (10) (13) (14) Environmental Industries First Lien Last Out 8.21% 6/30/2024 18,797,490 Datix Bidco Limited (5) (8) (10) (15) Healthcare & Pharmaceuticals Senior Secured Loan - First Lien 6.65% 4/28/2025 3,056,327 Datix Bidco Limited (5) (8) (10) (15) Healthcare & Pharmaceuticals Senior Secured Loan - Second Lien 8.54% 4/27/2026 15,704,834 Datix Bidco Limited (5) (8) (11) (12) (15) (16) Healthcare & Pharmaceuticals Revolver - 10/27/2024 (25,688) VPARK BIDCO AB (5) (8) (10) (17) High Tech Industries Senior Secured Loan - First Lien 5.81% 3/8/2025 9,085,091 VPARK BIDCO AB (5) (8) (10) (17) High Tech Industries Senior Secured Loan - First Lien 5.75% 3/8/2025 8,938,696 Zywave, Inc. (8) (9) (10) High Tech Industries Senior Secured Loan - First Lien 7.34% 11/17/2022 17,582,974 Zywave, Inc. (8) (9) (11) (18) High Tech Industries Revolver 8.59% 11/17/2022 300,593 Qlik Technologies (9) (10) High Tech Industries Senior Secured Loan - First Lien 5.99% 4/26/2024 17,749,448 U.S. Anesthesia Partners, Inc. (8) (9) (10) Healthcare & Pharmaceuticals Senior Secured Loan - Second Lien 9.34% 6/23/2025 16,561,300 U.S. Anesthesia Partners, Inc. (9) (10) Healthcare & Pharmaceuticals Senior Secured Loan - First Lien 5.09% 6/24/2024 1,173,957 *An investment in the Company involves a high degree of risk and may be considered speculative. Potential investors are advised to consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. Potential investors should read and carefully consider all information found in the Company’s reports filed with the SEC before investing. This fact sheet is intended as informational only and is not intended as investment advice or for trading purposes. For additional information, contact your financial advisor. This fact sheet does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this fact sheet in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. All footnotes referenced above are contained on the following pages.

Endnotes Footnotes All data as of June 30, 2018. Percentages and other information in this fact sheet may have been rounded. Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan. In evaluating the Company’s prior performance in this fact sheet, you should remember that past performance is not indicative of future results and there can be no assurance that the Company will achieve similar results in the future. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Bain Capital entity. Measured on fair value basis. Computed for debt investments based upon the annual interest rate at June 30, 2018, divided by the total par amount of investments. For investments with floating interest rates, the yield calculation is computed using the contract rate at June 30, 2018. Weighted average yield for Investment Vehicles represents the weighted average levered yield of the Company’s proportionate investment in ABCS at June 30, 2018. Weighted average yield for Investment Vehicles is computed based upon (1) the weighted average of the interest rate of investments held by ABCS less (2) the weighted average interest rate of the ABCS Facility, divided by the Company’s par amount in ABCS. Total weighted average yield is the weighted average of the yields of the debt investments and the Investment Vehicles in ABCS. The weighted average yield does not represent the total return to our stockholders. Represents equity investment in ABCS. The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2018, non-qualifying assets totaled 27.9% of the Company’s total assets. As defined in the 1940 Act, the Company is deemed to be an “Affiliated Investment” of the Company as the Company owns five percent or more of the portfolio company’s securities. As defined in the 1940 Act, the Company is deemed to “Control” this portfolio company as the Company either owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. Security valued using unobservable inputs (Level 3). Loan includes interest rate floor of 1.00%. Assets are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 “Borrowings”. Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Loan includes interest rate floor of 0.50%. The Company generally earns a higher interest rate on the “last out” tranche of debt, to the extent the debt has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder. Loan includes interest rate floor of 0.00%. The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. Loan includes interest rate floor of 0.75%. $236,637 of the total par amount for this security is at P+ 4.00%. The Company holds its pro-rata investment in Antares Bain Capital Complete Financing Solution LLC through ABC Complete Financing Solution LLC. Security exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act.